                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                         TRANSNATIONAL INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                         TRANSNATIONAL INDUSTRIES, INC.
                              POST OFFICE BOX 198
                                  U.S. ROUTE 1

                        CHADDS FORD, PENNSYLVANIA 19317
                                 (610) 459-5200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders (the "Annual Meeting") of Transnational Industries, Inc. (the "Company") will be held at the offices of William D. Witter, Inc., 153 East 53rd Street, Suite 5100, New York, New York 10022, on Thursday, August 19, 1999, at 10:00 a.m., for the following purposes:

     1. To elect five persons to the Board of Directors, each to hold office until the next Annual Meeting of Stockholders or until his respective successor is elected and qualified.

     2. To consider and vote upon an amendment to the Transnational Industries, Inc. 1995 Stock Option and Performance Incentive Plan to increase the number of shares of Common Stock available for awards under the Option Plan from 50,000 shares to 150,000 shares.

     3. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 22, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.
     PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED RETURN ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING.

                                          By Order of the Board of Directors,
                                          /s/ Paul L. Dailey

                                          Paul L. Dailey
                                          Secretary

Dated: July 27, 1999

                         TRANSNATIONAL INDUSTRIES, INC.
                              POST OFFICE BOX 198
                                  U.S. ROUTE 1
                        CHADDS FORD, PENNSYLVANIA 19317
                                 (610) 459-5200

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 19, 1999

                                  INTRODUCTION

     This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Transnational Industries, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on August 19, 1999 and at any adjournment of that meeting. The Annual Meeting will be held at the offices of William D. Witter, Inc., 153 East 53rd Street, Suite 5100, New York, New York 10022, at 10:00 a.m. local time. All proxies will be voted in accordance with the stockholders' instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

     The Company's Annual Report on Form 10-KSB (as amended by Form 10-KSB/A-1) for the Company's fiscal year ended January 31, 1999, is included herewith, but is not to be considered as a part of the proxy soliciting materials.

                                 VOTING RIGHTS

     Proxies are solicited on behalf of and at the direction of the Board of Directors, which has fixed the close of business on July 22, 1999, as the record date (the "Record Date") for the determination of holders of outstanding shares of the Company's Common Stock entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. As of July 22, 1999, there were 502,461 shares of the Company's Common Stock issued and outstanding, which were held of record on such date by approximately 101 holders. Each stockholder is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date with respect to each matter. A plurality of the votes of the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required with respect to the election of Directors. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the adoption of the resolution authorizing and approving the amendment to the Option Plan. Therefore, a stockholder who attends the Annual Meeting, either in person or by proxy, and abstains from voting on the resolution authorizing and approving the Option Plan would in effect be voting against the Option Plan. Broker non-votes would have the same effect.

     All shares of the Company's Common Stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the directions indicated on the proxies unless such proxies have previously been revoked. To the extent that no direction is indicated, the shares will be voted FOR the election of all of the Company's nominees as Directors, and FOR the adoption of a resolution authorizing and approving the amendment to the Option Plan. See "ELECTION OF DIRECTORS" and "AMENDMENT TO THE OPTION PLAN". If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the meeting from time to time, the person named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with his best judgment. The Annual Meeting may be adjourned, and additional proxies solicited, if at the time of the Annual Meeting the votes necessary to approve the amendment to the Option Plan have not been obtained. Any adjournment of the Annual Meeting would require the affirmative vote of the holders of at least a majority of the shares of the Company's Common Stock represented at the Annual Meeting (regardless of whether such shares constituted a quorum).

     Any stockholder who has executed and returned a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by attending the Annual Meeting and voting in person, or by executing a later-dated proxy relating to the same shares or a writing revoking the proxy and, in the latter two cases, delivering such later-dated proxy or writing to the Secretary of the Company prior to the vote at the Annual Meeting. Any writing intended to revoke a proxy should be sent to the Company at its principal executive offices, Post Office Box 198, U.S. Route One, Chadds Ford, Pennsylvania 19317, Attention: Paul L. Dailey, Secretary.

     In addition to the use of the mail, proxies may be solicited via personal interview and telephone or telegraph by the Directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Company's Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in connection therewith.

     In addition to the Company's Common Stock, the Company has outstanding Series B Preferred Stock (the "B Preferred"). The holders of the B Preferred are not, however, entitled to vote upon any of the matters being taken up at the Annual Meeting.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

     The following paragraphs set forth the slate of nominees proposed for election as Directors, the present principal occupation, including position, if any, with the Company, of each nominee, and his age and his business experience during the past five years. All nominees proposed for election as Directors are currently Directors of the Company. The paragraphs below are based in part on information received from the respective nominees and in part from the records of the Company.

     MICHAEL S. GOSTOMSKI, 48, joined the Company in May 1986 as Vice
President -- Finance, Treasurer, and a Director and became Corporate Secretary in March 1988. In October 1989, he became Executive Vice President of the Company. On May 1, 1992, he became President and Chief Executive Officer of the Company. Mr. Gostomski resigned as an employee of the Company, while remaining as a Director of the Company, in September 1993, at which time he became Executive Vice President of Roller Bearing Company. Mr. Gostomski, who is a Certified Public Accountant, holds B.S. and M.B.A. degrees from the University of Connecticut.

     CHARLES H. HOLMES, JR., 58, became a Director of the Company in 1994. He has held various operating and management positions at the Company's Spitz, Inc., subsidiary since 1962. Mr. Holmes has been President of Spitz since 1988. He has been President of the Company since September 1993. Mr. Holmes holds a degree in Business Management from Goldey Beacom College.

     CHARLES F. HUBER, 69, became a Director of the Company in February 1992 and Chairman in 1994. He is currently a Managing Director of William D. Witter Associates, Inc. He holds a B.A. degree from Princeton University.

     CALVIN A. THOMPSON, 74, became a Director of the Company in October 1994. He has been a Managing Director of William D. Witter Associates, Inc. since 1982. Mr. Thompson holds a B.S. degree in industrial engineering from Columbia University.

     WILLIAM D. WITTER, 69, became a Director of the Company in 1977 and Vice Chairman in August 1987. He has been President of William D. Witter Associates, Inc., an investment management concern, since 1976. Mr. Witter holds an A.B. degree from Yale University and an M.B.A. from Stanford Business School.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends voting in favor of the slate of nominees proposed for election as Directors. Proxies solicited by the Board of Directors will be voted FOR the nominees unless stockholders specify otherwise. Such nominees, if elected, will hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. It is not anticipated that any nominee will be unavailable to serve as a Director of the Company, but if that contingency should arise prior to the election, the persons named in the accompanying proxy, when voting at the meeting, are authorized to substitute another person chosen by the Company's Board of Directors.

               INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

     The Board's Audit Committee consists of Michael S. Gostomski, Charles F. Huber, Calvin A. Thompson and William D. Witter. The Audit Committee did not meet during the fiscal year ended January 31, 1999. The principal functions of the Audit Committee are to recommend to the Board the selection of the independent auditors for the Company and to review and approve the scope of audits of the Company's annual financial statements, the Company's internal financial controls, and the fees paid to the Company's independent auditors.

     The Board's Compensation Committee consists of Michael S. Gostomski, Charles F. Huber, Calvin A. Thompson and William D. Witter. The Compensation Committee met one time during the fiscal year ended January 31, 1999. All of the members of the Compensation Committee attended the meeting. The principal functions of the Compensation Committee are to review and make recommendations regarding compensation to be paid to the Company's and its subsidiaries' officers.

     The Board does not have a nominating committee; the Board of Directors selects the nominees for Directors.

     The Board of Directors held two meetings during the fiscal year ended January 31, 1999. Each Director attended 100% of the total number of meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

     The Chairman of the Board of Directors is paid a fee of $50,000 per annum and each other outside Director is paid a fee of $10,000 per annum. The fee paid to the Chairman is based on the Chairman's spending one-third of his working hours assisting the Company and its subsidiary.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company are as follows:

NAME                                                POSITION                   AGE
----                                                --------                   ---
Charles H. Holmes, Jr. ..........  President and Chief Executive Officer of    58
                                     the Company and President of Spitz, Inc.
Paul L. Dailey, Jr. .............  Chief Financial Officer and Secretary of    42
                                     the Company and Vice President --
                                     Finance of Spitz, Inc.
Jonathan A. Shaw.................  Chief Operating Officer, Executive Vice     42
                                     President of the Company and Spitz, Inc.
John A. Fogelman.................  Vice President -- Operations of Spitz,      50
                                   Inc.

     Information with respect to Mr. Holmes is set forth above.

     Paul Dailey joined Spitz in September 1983 as Controller. In June 1986 he became Vice President -- Finance for Spitz. In April 1993, he became Chief Accounting Officer of the Company. In September 1993 he became Chief Financial Officer and Secretary of the Company. Mr. Dailey is a certified public accountant and holds a B.A. degree in accounting from Rutgers University.

     Jonathan Shaw became Executive Vice President and Chief Operating Officer of the Company and Spitz in April 1999. He was Vice President -- Sales and Technology for Spitz since July 1992. He has held various engineering and management positions at Spitz since 1986. Mr. Shaw is a registered Professional Engineer, holds an M.B.A. degree from Widener University and a B.S. degree in Mechanical and Aerospace Engineering from the University of Delaware.

     John Fogelman became Vice President -- Operations for Spitz in July 1992. He has held various operating and management positions at Spitz since 1972. Mr. Fogelman holds a B.A. degree in business management from Wilmington College.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth the compensation paid to Charles H. Holmes, Jr., the Company's President and Chief Executive Officer, for the Company's last three fiscal years. Except for Mr. Holmes, the Company did not have any executive officer whose total annual salary and bonus exceeded $100,000 for the last completed fiscal year.

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                       --------------------------
                                            ANNUAL                     SECURITIES
                                       COMPENSATION(A)                 UNDERLYING
                                       ----------------                 OPTIONS       ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR     SALARY      BONUS      GRANTED(#)    COMPENSATION
---------------------------            ----    --------    --------    ----------    ------------
Charles H. Holmes, Jr.,                1999    $133,762                                 $4,834(c)
  President and Chief                  1998     133,762    $ 15,000(b)   12,000          5,062(c)
  Executive Officer                    1997     130,999                   3,000          4,480(c)

---------------
(a) Perquisites and other personal benefits amounted to less than 10 percent of salary and are therefore not reported in the table.

(b) In fiscal 1998, Mr. Holmes received a $5,000 annual performance bonus and an additional $10,000 bonus awarded at the completion of the refinancing of the Company's debt agreements.

(c) Consists entirely of Company contributions to 401(k) plan.
                            ------------------------

     The Company entered into an employment agreement with Mr. Holmes effective May 1, 1995. Under the agreement, Mr. Holmes is currently paid an annual base salary of $140,000 which may be increased from time to time by the Company's Board of Directors, plus certain fringe benefits including group insurance, supplemental medical benefits and an automobile allowance. Mr. Holmes may also receive, at the sole discretion of the Company's Board of Directors, additional compensation in the form of a cash bonus or equity securities under the Option Plan. The original term of the agreement was one year, but the agreement automatically extends an additional one year unless otherwise terminated by either party by October 31 of the existing term. Pursuant to such provision, Mr. Holmes's contract automatically renewed on May 1, 1999, for the period through April 30, 2000. In the event that Mr. Holmes's employment is terminated without cause, he will be entitled to a lump sum payment equal to twice his annual base salary and the continuation of his fringe benefits for a period of two years. A non-renewal of the contract term by the Company within six months prior to or three years after a "Change in Control" will be treated as a termination without cause. A "Change in Control" is defined as (i) a change within twelve months of a majority of the Company's Board of Directors, (ii) a change in control of 50 percent of the Company's voting stock, (iii) the sale of the assets of Spitz, or
(iv) any merger or consolidation of the Company's business which results in a change in ownership of the majority of the equity of the Company. The agreement also includes a restrictive covenant whereby

Mr. Holmes agrees not to engage in a competing business of the Company for a period of (i) three years in the event of a termination for cause or (ii) one year in the event that his employment is otherwise terminated.

     There were no awards under the Option Plan during the fiscal year ended January 31, 1999. The following table sets forth information relating to prior option awards to Charles H. Holmes, Jr. None of such option awards was "in the money" at January 31, 1999.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                          UNEXERCISED OPTIONS(#)
                                                            AT FISCAL YEAR END
NAME                                                     EXERCISABLE/UNEXERCISABLE
----                                                     -------------------------
Charles H. Holmes, Jr.                                         4,500/10,500

                             EMPLOYEE BENEFIT PLANS

                  STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

     On July 14, 1995, the stockholders of the Company voted to approve the Transnational Industries Inc. 1995 Stock Option and Performance Incentive Plan adopted by the Board of Directors of the Company on March 21, 1995. Under the Option Plan, awards are granted to key employees whose initiative is deemed valuable for the successful conduct and development of the Company's business.

     The Option Plan provides for the awarding of up to 50,000 shares of the Company's Common Stock to employees of the Company and its subsidiaries. In April 1999, the Company's Board of Directors voted, subject to stockholder approval, to increase the number of awards available under the Option Plan by 100,000 shares. As of the date of this Proxy Statement, no awards have been made from the additional 100,000 shares. Awards may be in various forms of stock options, stock appreciation rights, and shares of Common Stock. Awards are granted by the Compensation Committee of the Board of Directors of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table set forth certain information as to the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the outstanding Common Stock of the Company as of March 31, 1999 (except for William D. Witter and Charles Huber, whose respective beneficial ownership is disclosed in the immediately following table). The Common Stock is the Company's only class of voting securities (except for matters as to which the Class B Preferred is entitled to voting rights as a matter of Delaware corporate law).

                                            AMOUNT AND NATURE
NAME AND ADDRESS                         OF BENEFICIAL OWNERSHIP    % OF COMMON STOCK
----------------                         -----------------------    -----------------
Penfield Limited Partnership...........          81,760                   16.3%
  c/o William D. Witter, Inc.
  153 East 53rd Street
  New York, NY 10022
Estate of Alan Drew....................          45,710                    9.1%
  421 Sable Palm Lane
  Vero Beach, FL 32963

     The following table sets forth, as of March 31, 1999, the number of shares of the outstanding Common Stock of the Company beneficially owned by each of the current Directors and each of the executive officers for whom disclosure is made in the Summary Compensation Table, individually, and by the Company's Directors and executive officers as a group.

                                            AMOUNT AND NATURE
NAME AND ADDRESS                         OF BENEFICIAL OWNERSHIP    % OF COMMON STOCK
----------------                         -----------------------    -----------------
William D. Witter......................          246,498(1)                49.1%
  c/o William D. Witter, Inc.
  153 East 53rd Street
  Suite 5100
  New York, New York 10022
Charles Huber..........................           49,500                    9.9%
  c/o William D. Witter, Inc.
  153 East 53rd Street
  Suite 5100
  New York, New York 10022
Michael S. Gostomski...................           21,290                    4.2%
  c/o Roller Bearing Company of America
  60 Round Hill Road
  Fairfield, Connecticut 06430
Charles H. Holmes, Jr..................            7,750(2)                 1.5%(3)
  c/o Spitz, Inc.
  P.O. Box 198
  Chadds Ford, Pennsylvania 19317
Calvin A. Thompson.....................           18,400(4)                 3.7%
  c/o William D. Witter, Inc.
  153 East 53rd Street
  Suite 5100
  New York, New York 10022
All current Directors and executive
  officers as a group (8 persons)......          357,693(5)                69.1%(3)

---------------
(1) Includes (i) 102,813 shares of Common Stock owned by Mr. Witter's spouse and adult children, (ii) 20,600 shares of Common Stock owned by the William D. Witter, Inc., Profit Sharing Fund, (iii) 646 shares of Common Stock owned by ADW Inc., (iv) 222 shares of Common Stock owned by Virginia Woods Witter,
    (v) 209 shares of Common Stock owned by the Helen C. Witter Trust, (vi) 214 shares of Common Stock owned by Elizabeth Tacy Witter and (vii) the 81,760 shares of Common Stock beneficially owned by Penfield Limited Partnership and described in the immediately preceding table. Mr. Witter disclaims a beneficial interest in the shares of Common Stock owned by Mr. Witter's spouse and children.

(2) Includes 5,250 shares of Common Stock acquirable within sixty days upon the exercise of Mr. Holmes's stock options.

(3) Assumes the issuance by the Company of all securities issuable to such executive officer or all Directors and executive officers as a group, as the case may be, upon the exercise of all options owned by such person or group.

(4) Includes 2,500 shares of Common Stock owned by Mr. Thompson's spouse. Mr. Thompson disclaims a beneficial interest in the shares of Common Stock owned by his spouse.

(5) Includes a total of 15,250 shares of Common Stock acquirable within sixty days upon the exercise of all stock options owned by the Company's executive officers.
                            ------------------------

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Directors, executive officers and 10% beneficial owners of the Company's Common Stock to file certain reports concerning their ownership of the Company's equity securities. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recently competed fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recently completed fiscal year, and other information of which the Company is aware, no Director, executive officer or beneficial owner of 10% or more of the Company's Common Stock failed to make a requisite filing on a timely basis.

                                PROPOSAL NO. 2:

                          AMENDMENT TO THE OPTION PLAN

BACKGROUND

     On March 21, 1995, the Board of Directors adopted, subject to stockholder approval, the Transnational Industries, Inc. 1995 Stock Option and Performance Incentive Plan. The stockholders of the Company approved the Option Plan at the 1995 Annual Meeting of Stockholders held on July 14, 1995. The Option Plan, as now in effect, provides for awards of up to 50,000 shares of Common Stock to employees of the Company and its subsidiaries during the term of the Option Plan. Corresponding tax offset payments also may be awarded. Awards are subject to adjustment in certain circumstances.

     As of the date of this Proxy Statement, options to purchase 50,000 shares have been granted under the Option Plan, all of which remain unexercised.

     The Board has approved, subject to stockholder approval at the Annual Meeting, an amendment to the Option Plan.

PROPOSED AMENDMENT

     As noted above, the Option Plan currently authorizes the grant of options on up to 50,000 shares (subject to adjustments), and options to purchase all of such 50,000 shares have been granted under the Option Plan through the date of this Proxy Statement. In April 1999, the Board of Directors approved, subject to approval of stockholders at the Annual Meeting, amending the Option Plan to increase the number of shares in respect of which options may be granted under the Option Plan to 150,000. The Board did so to enable the Company to be in a position to provide appropriate incentives to key employees, in order to motivate employees to contribute to the Company's future growth and profitability.

SUMMARY OF MATERIAL PROVISIONS OF THE OPTION PLAN

     The following is a summary of the terms of the Option Plan. The description reflects the amendment to the Option Plan proposed for adoption by the stockholders at the Annual Meeting. The complete text of the Amended and Restated Option Plan is attached to this Proxy Statement as Exhibit A.

     Purpose of the Option Plan. The purpose of the Option Plan is to attract and retain the best available employees for the Company and its subsidiaries and to encourage the highest level of performance by such employees, thereby enhancing the value of the Company for the benefit of its stockholders. The Option Plan is also intended to motivate employees to contribute to the Company's future growth and profitability and to reward their performance in a manner that provides them with a means to increase their holding of the Common Stock of the Company and aligns their interests with the interests of the stockholders of the Company.

     Number of Authorized Shares. The Option Plan provides for awards of up to 150,000 shares of Common Stock to employees of the Company and its subsidiaries during the term of the Option Plan. Corresponding Tax Offset Payments (as hereinafter defined) also may be awarded at the discretion of the Committee. Awards are subject to adjustment in certain circumstances as hereinafter described.

     Administration of the Option Plan. The Board of Directors of the Company designates a committee of two or more of its members to administer the Option Plan (the "Committee"). The Committee must be composed of disinterested directors. The Committee has the full power in its discretion to grant awards under the Option Plan, to determine the terms thereof, to interpret the provisions of the Option Plan and to take such action as it deems necessary or advisable for the administration of the Option Plan.

     Eligibility and Participation. Eligibility to participate in the Option Plan is limited to employees of the Company and its subsidiaries, including directors who are employed by the Company or its subsidiaries. Approximately 50 employees of the Company and its subsidiaries are eligible to participate in the Option Plan. Unless otherwise indicated, references herein to employees include employees and directors who are employed by the Company and/or its subsidiaries. Participation in the Option Plan is at the discretion of the Committee and shall be based upon the employee's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee deems relevant.

     Type of Awards Under the Option Plan. The Option Plan provides that the Committee may grant awards to eligible employees in any of the following forms, subject to such terms, conditions and provisions as the Committee may determine to be necessary or desirable: (i) incentive stock options ("ISOs"), (ii) nonstatutory stock options ("NSOs"), (iii) stock appreciation rights ("SARs"),
(iv) shares of Common Stock of the Company subject to certain restrictions ("Restricted Shares"), (v) units representing shares of Common Stock ("Performance Shares"), (vi) units which do not represent shares of Common Stock but which may be paid in Common Stock ("Performance Units"), (vii) shares of unrestricted Common Stock ("Unrestricted Shares") and (viii) tax offset payments ("Tax Offset Payments"), which may consist of cash and/or Unrestricted Shares.

     Grant of Options and SARs. The Committee may award ISOs and/or NSOs to eligible employees (collectively, "Options"). SARs may be awarded either in tandem with Options ("Tandem SARs") or on a stand-along basis ("Nontandem SARs").

     Exercise Price. The exercise price of each NSO is determined by the Committee at the time of grant, while the exercise price of each ISO shall be the fair market value of the Common Stock on the date of grant. The exercise price determined with respect to an Option shall also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. At the time of grant of a Nontandem SAR, the Committee will specify the base price of the shares of Common Stock to be used for determining the amount of cash or number of shares of Common Stock to be distributed upon the exercise of such Nontandem SAR. Neither the exercise price per share of Common Stock under an NSO nor the base price of Nontandem SARs will be less than 90% of the fair market value of the Common Stock on the date of such grant.

     Vesting. The Committee will determine at the time of grant the terms under which Options and SARs shall vest and become exercisable.

     Special Limitations on ISOs. No ISO may be granted to an employee who owns, at the time of the grant, stock representing more than 10% of the total voting power of all classes of stock of the Company or its subsidiaries (a "10% Stockholder") unless the exercise price for the shares subject to such ISO is at least 110% of the fair market value on the date of grant and such ISO award is not exercisable more than five (5) years after its date of grant. In addition, the total fair market value of shares subject to ISOs which are exercisable for the first time by an eligible employee in a given calendar year shall not exceed $100,000, valued as of the date of the ISO's grant. ISOs may not be granted more than ten (10) years after the date of adoption of the Option Plan by the Board of Directors.

     Exercise of Options and SARs. An option may be exercised by written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. The Committee may, at its discretion, accept shares of Common Stock as payment (valued at the fair market value on the date of exercise).

     Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Committee. Upon exercise of all or a portion of Tandem SARs, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be canceled with respect to an equal number of shares of Common Stock. Nontandem SARs shall be exercisable for the period determined by the Committee.

     Surrender or Exchange of SARs. Upon surrender of a Tandem SAR and the related unexercised Option, the employee will be entitled to receive shares of Common Stock having an aggregate fair market value equal to (i) the fair market value of the shares subject to the unexercised Option at the time of exercise, less (i) the aggregate exercise price specified in the Option. Upon surrender of a Nontandem SAR, the recipient will be entitled to receive shares of Common Stock having an aggregate fair market value equal to (i) the fair market value of the shares covered by the Nontandem SAR at the time of exercise, less (ii) the aggregate base price of such shares specified by the Committee. The Committee, at its discretion, shall cause all or any portion of the payment to be made in cash in lieu of Common Stock. Any fractional share resulting from the exercise of an SAR will be paid in cash.

     Nontransferability of Options and SARs. Options and SARs are not transferable except by will or applicable laws of descent and distribution.

     Expiration of Options. Options will expire at such time as the Committee determines; provided, however, that an ISO may not be exercised more than ten
(10) years from the date of grant, unless held by a 10% Stockholder, in which case such ISO may not be exercised more than five (5) years from the date of its grant.

     Effect of Termination of Employment and Similar Events on Options and
SARs. Options and SARs generally may be exercised during the three-month period following a recipient's termination of employment to the extent exercisable on the date of termination. However, the period during which Options and SARs may be exercised may be extended, and the extent to which they are exercisable may be increased, if such termination is due to the death or disability of the recipient or to certain other circumstances. Conversely, the Committee may cause any Options or SARs to be immediately forfeited in the event that the recipient is terminated for a breach of fiduciary duty to the Company, or in the event of a serious violation of Company policy, or in certain other cases.

     Restricted Shares. Restricted Shares granted under the Option Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Committee. The Committee may also impose additional restrictions on the employee's right to dispose of or encumber Restricted Shares.

     Holders of Restricted Shares may not exercise the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions, unless and until the restrictions on such shares lapse.

     Upon termination of the employee's employment (or director's term), Restricted Shares granted to such employee shall be forfeited if the employee terminates employment with the Company or its subsidiaries prior to the expiration or termination of the restricted period and the satisfaction of any other conditions applicable to such Restricted Shares; provided, however, that in the event of such employee's death or total disability, the Committee shall have the discretion to determine otherwise.

     Performance Shares and Performance Units. The Committee may award Performance Shares equivalent to one share of Common Stock and Performance Units which will have a specified value or formula-based value at the end of a performance period. The Committee shall determine performance periods and performance objectives in connection with each grant of Performance Shares or Performance Units.

     Vesting of awards of Performance Shares and Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. The Committee may, at its discretion, permit vesting in the event performance objectives are partially met or grant additional vested Performance Shares or Performance Units in the event performance objectives are surpassed. Payment for vested Performance Shares and Performance Units may be in cash, Common Stock or any combination thereof, as determined by the Committee.

     No voting or dividend rights attach to the Performance Shares prior to vesting; however, the Committee may credit an employee's Performance Share account with additional shares equivalent to the fair market value of any dividends on an equivalent number of shares of Common Stock.

     Unrestricted Shares. Unrestricted Shares may also be granted at the discretion of the Committee. No payment shall be required for Unrestricted Shares. The recipient of a grant of Unrestricted Shares will have and may exercise all of the rights of an owner of Common Stock with respect to such shares.

     Tax Offset Payments. If and to the extent that Tax Offset Payments are made in Unrestricted Shares, rather than in cash, no payment shall be required by the recipient of such grant and such recipient will have and may exercise all of the rights of an owner of Common Stock with respect to such shares.

     Lapsed Awards and Adjustments. Shares of Common Stock attributable to (i) unexercised Options which expire or are terminated, surrendered or canceled (other than in connection with the exercise of an SAR), (ii) Restricted Shares which are forfeited to the Company, (iii) Performance Shares and Performance Units which are not earned and paid and (iv) awards settled in cash in lieu of shares of Common Stock may become available for subsequent award under the Option Plan at the Committee's discretion.

     Adjustment upon Changes in Capitalization. The number and class of shares available under the Option Plan may be adjusted by the Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company.

     Amendment and Termination. The Board of Directors may suspend, amend, modify or terminate the Option Plan; provided, however, that the Company's stockholders shall be required to approve any amendment that would (i) materially increase the aggregate number of shares issuable under the Option Plan, (ii) materially increase the benefits accruing to employees under the Option Plan, or (iii) materially modify the requirements for eligibility to participate in the Option Plan.

     Awards granted prior to a termination of the Option Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the Option Plan shall adversely affect the rights of an employee in awards previously granted without such employee's consent.

FEDERAL INCOME TAX CONSEQUENCES

     Stock Options. There will be no Federal income tax consequences to the employee or the Company upon the grant of either an ISO or an NSO under the Option Plan. Upon exercise of an NSO, an employee will generally recognize ordinary income in an amount equal to (i) the fair market value, on the date of exercise, of the acquired shares of Common Stock, less (ii) the exercise price of the NSO. The Company will be entitled to a tax deduction in the same amount.

     Upon the exercise of an ISO, an employee recognizes no immediate taxable income. Income recognition is deferred until the employee sells the shares of Common Stock. If the Option is exercised no later than three (3) months after the termination of the employee's employment, and the employee does not dispose of the shares acquired pursuant to the exercise of the Option within two (2) years from the date the Option was granted and within one (1) year after the exercise of the Option, the gain on the sale will be treated as long term capital gain. Certain of these employment requirements are liberalized in the event of an employee's death or disability while employed by the Company. The Company is not entitled to any tax deduction, except that if the Common Stock is not held for the full term of the holding periods outlined above, the gain on the sale of such Common Stock, being the lesser of (i) the fair market value of the Common Stock on the date of exercise minus the exercise price, or (ii) the amount realized on disposition minus the exercise price, will be taxed to the employee as ordinary income and the Company will be entitled to a deduction in the same amount. The excess of the fair market value of the Common Stock acquired upon exercise over the exercise price constitutes a tax preference item for purposes of computing the "alternative minimum tax" under the Internal Revenue Code.

     Stock Appreciation Rights. There will be no Federal income tax consequences to either the employee or the Company upon the grant of an SAR. However, the employee generally will recognize ordinary income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares of Common Stock received upon exercise. The Company will be entitled to a deduction equal to the amount includable in the employee's income.

     Restricted Shares. Unless the election referred to below is made, there will be no Federal income tax consequences to either the employee or the Company upon the grant of Restricted Shares until expiration of the restricted period and the satisfaction of any other conditions applicable to the Restricted Shares. At that time, the employee will recognize taxable ordinary income equal to the then fair market value of the Common Stock and the Company will be entitled to a corresponding deduction. However, the employee may elect, within thirty (30) days after the date of the grant, to recognize ordinary income as of the date of grant and the Company will be entitled to a corresponding deduction at that time.

     Performance Shares and Units. There will be no Federal income tax consequences to the employee or the Company upon the grant of Performance Shares or Performance Units. Employees will recognize taxable income at the time when payment for the Performance Shares and Performance Units is received in an amount equal to the aggregate amount of cash and the fair market value of shares of Common Stock acquired. The Company will be entitled to a deduction equal to the amount includable in the employee's income.

     Unrestricted Shares. Employees will recognize taxable income at the time Unrestricted Shares are received. The Company will be entitled to a deduction equal to the amount includable in the employee's income.

     Tax Withholding and Tax Offset Payments. The Committee may require payment, or withhold payments made by the Option Plan, in order to satisfy applicable withholding tax requirements. The Committee may make Tax Offset Payments to assist employees in paying income taxes incurred as a result of their participation in the Option Plan. The number of shares with respect to which Tax Offset Payments may be awarded will not exceed the number of shares available for issuance under the Option Plan, less the number of shares previously issued under the Option Plan. The amount of the Tax Offset Payments shall be determined by multiplying a percentage (established by the Committee) times all or a portion of the taxable income recognized by an employee upon (i) the exercise of an NSO or SAR, (ii) the disposition (prior to satisfying the applicable holding period) of shares received upon exercise of an ISO, (iii) the lapse of restrictions on Restricted Shares, (iv) the award of Unrestricted Shares or (v) payments for Performance Shares or Performance Units. Employees will recognize taxable income at the time that Tax Offset Payments are received, whether such Tax Offset Payments are made in cash, Unrestricted Shares or a combination thereof. The Company will be entitled to a deduction equal to the amount includable in the employee's income.

     Performance-based Compensation. Generally, a federal income tax deduction is unavailable for annual compensation in excess of $1,000,000 paid to any of the five most highly compensated officers of a public company. Compensation that qualifies as performance-based compensation, however, is not counted toward the $1,000,000 limit. Certain grants made under the Option Plan are intended to qualify as performance-based compensation, while others are not intended to qualify as performance-based compensation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends approval of the amendment to the Option Plan. Proxies solicited by the Board of Directors will be voted FOR the amendment to the Option Plan unless stockholders specify otherwise.

                            INDEPENDENT ACCOUNTANTS

     Stockton Bates & Company, certified public accountants, has audited the Company's consolidated balance sheet as of and the related statements of operations, changes in stockholders' equity and cash flows for the fiscal year ended January 31, 1999. Representatives of Stockton Bates & Company will not be present at the Annual Meeting.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received at the Company's principal executive offices located at U.S. Route 1, Chadds Ford, Pennsylvania 19317 on or before March 29, 2000, for consideration for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Company's management does not know of any business, other than that mentioned above, which will be presented for consideration at the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies in accordance with their judgment on such matters.

                                          By Order of the Board of Directors,
                                          /s/ Paul L. Dailey

                                          Paul L. Dailey
                                          Secretary

July 27, 1999

                                                                       EXHIBIT A

                         TRANSNATIONAL INDUSTRIES, INC.

                              AMENDED AND RESTATED
                1995 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

                                   ARTICLE 1.

                           ESTABLISHMENT AND PURPOSE

     1.1 Establishment and Effective Date. Transnational Industries, Inc., a Delaware corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the "Transnational Industries, Inc. 1995 Stock Option and Performance Incentive Plan" (the "Plan"). The Plan shall become effective as of June 1, 1995, subject to the approval of the Corporation's stockholders at the 1995 Annual Meeting of Stockholders. In the event that such stockholder approval is not obtained, any awards made hereunder shall be canceled and all rights of employees with respect to such awards shall thereupon cease. Upon approval by the Board of Directors of the Corporation (the "Board") and the Board's Management Compensation and Stock Option Committee (the "Committee"), awards may be made as provided herein.

     1.2 Purpose. The purpose of the Plan is to encourage and enable all employees (subject to such requirements as may be prescribed by the Committee) of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation through the ownership of the Corporation's common stock, par value $.20 per share ("Common Stock"), and other rights with respect to the Common Stock. Such ownership will provide such employees with a more direct stake in the future welfare of the Corporation and encourage them to remain with the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Corporation and its subsidiaries.

                                   ARTICLE 2.

                                     AWARDS

     2.1 Form of Awards. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 6 hereof, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock which are restricted as provided in Article 9 hereof ("Restricted Shares"); (v) units representing shares of Common Stock, as described in Article 10 hereof ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 11 hereof ("Performance Units"); (vii) shares of Common Stock that are not subject to any conditions to vesting ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments"), as described in Article 13 hereof.

     2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for award under the Plan is 150,000 subject to adjustment pursuant to Article 14 hereof. In addition, Tax Offset Payments made with Unrestricted Shares, which may be awarded under the Plan, will not exceed the number of shares available for issuance under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Rights under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of Stock Appreciation Rights) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units shall be available for subsequent awards under the Plan, upon such terms as the Committee may determine.

     2.3 Return of Prior Awards. As a condition to any subsequent award, the Committee shall have the right, at its discretion, to require employees to return to the Corporation awards previously granted under the Plan. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.

                                   ARTICLE 3.

                                 ADMINISTRATION

     3.1 Committee. Awards shall be determined, and the Plan shall be administered, by the Committee as appointed from time to time by the Board, which Committee shall consist of not less than two (2) members of the Board. Except as permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), and by Section 162(m) of the Code (or Regulations promulgated thereunder), no member of the Board may serve on the Committee if such member: (i) is or has been granted or awarded stock, stock options, stock appreciation rights or any other equity security or derivative security of the Corporation or any of its affiliates pursuant to the Plan or any other plan of the Corporation or its affiliates either while serving on the Committee or during the one year period prior to being appointed to the Committee; (ii) is an employee or former employee of the Corporation; or (iii) receives remuneration from the Corporation, either directly or indirectly, in any capacity other than as a director.

     3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights, (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the amount of, and to make, Tax Offset Payments, and to determine whether any such Tax Offset Payments are made in cash, Unrestricted Shares or a combination thereof; and (viii) to determine the employees to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

     3.3 Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation would cause the Plan to fail to comply with the "disinterested administration" rules under Section 16 of the Act. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

     3.4 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees who have received awards under the Plan and all other interested persons.

     3.5 Liability; Indemnification. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Corporation.

                                   ARTICLE 4.

                                  ELIGIBILITY

     Awards may be made to all employees of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee); provided, however, that no employee may receive awards of or relating to more than 15,000 shares of Common Stock in the aggregate in any fiscal year of the Corporation. Awards may be made to a director of the Corporation who is not also a member of the Committee, provided that the director is also an employee. In determining the employees to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

     As used herein, the term "subsidiary" shall mean any present or future corporation, partnership or joint venture in which the Corporation owns, directly or indirectly, 40% or more of the economic interests. Notwithstanding the foregoing, only employees of the Corporation and any present or future corporation which is or may be a "subsidiary corporation" of the Corporation (as such term is defined in Section 424 (f) of the Code) shall be eligible to receive Incentive Stock Options.

                                   ARTICLE 5.

                                 STOCK OPTIONS

     5.1 Grant of Options. Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

     5.2  Designation as Non-qualified Stock Option or Incentive Stock
Option. In connection with any grant of Options, the Committee shall designate in the written agreement required pursuant to Article 16 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of shares of each.

     5.3 Option Price. The purchase price per share under each Incentive Stock Option shall be the Market Price (as hereinafter defined) of the Common Stock on the date the Incentive Stock Option is granted. The purchase price per share under each Non-qualified Stock Option shall be specified by the Committee, but in no event shall it be less than 90% of the Market Price on the date the Non-qualified Stock Option is granted. In no case, however, shall the purchase price per share of either an Incentive Stock Option or Non-qualified Stock Option be less than the par value of the Common Stock ($.20). Notwithstanding the foregoing, to the extent required by the Code, the purchase price per share under each Non-qualified Stock Option granted to an employee who is treated as a "covered employee" (as defined in Section 162(m)(3) of the Code) on the date such Non-Qualified Option is exercised shall not be less than 100% of the Market Price of the Common Stock on the date of grant. In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the option price shall not be less than 110% of the Market Price of the Common Stock on the date of grant.

     The "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; or (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

     The Option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Rights granted with respect to such Option.

     5.4 Limitation on Amount of Incentive Stock Options. In the case of Incentive Stock Options, the aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Corporation and any subsidiary) shall not exceed $100,000.

     5.5 Limitation on Time of Grant. No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the date the Plan is approved by stockholders of the Corporation.

     5.6 Exercise and Payment. Options may be exercised in whole or in part. Common Stock purchased upon the exercise of Options shall be paid for in full at the time of purchase. Such payment shall be made in cash or, in the discretion of the Committee, through delivery of shares of Common Stock or a combination of cash and Common Stock, in accordance with procedures to be established by the Committee. Any shares so delivered shall be valued at their Market Price on the date of exercise. Upon receipt of notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall deliver to the person exercising the Option (or his or her designee) a certificate for such shares.

     5.7 Term. The term of each Option granted hereunder shall be determined by the Committee; provided, however, that, notwithstanding any other provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten (10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

     5.8 Rights as a Stockholder. A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to such recipient representing such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     5.9 General Restrictions. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     The Board or the Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

     5.10 Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights shall be canceled with respect to an equal number of shares of Common Stock.

                                   ARTICLE 6.

                           STOCK APPRECIATION RIGHTS

     6.1 Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 6.4 below. The base price of any Nontandem Stock Appreciation Rights shall be not less than 100% of the Market Price of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Committee shall determine.

     6.2 Limitations on Exercise. Tandem Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Committee shall determine.

     6.3 Surrender or Exchange of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall entitle the recipient to surrender to the Corporation unexercised the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

     6.4 Exercise of Nontandem Stock Appreciation Rights. The exercise of Nontandem Stock Appreciation Rights shall entitle the recipient to receive from the Corporation that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

     6.5 Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of any Stock Appreciation Rights, the Corporation shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 6.3 or 6.4 hereof and cash in an amount equal to the Market Price, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 6.6 hereof, deliver to the recipient an amount in cash equal to the Market Price, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

     6.6 Cash Settlement. The Committee, in its discretion, may cause the Corporation to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Market Price of such shares on the date of exercise.

                                   ARTICLE 7.

          NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

     No Option or Stock Appreciation Rights may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Rights shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or Stock Appreciation Rights not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Rights may be exercised by the recipient only during his or her lifetime, or following his or her death pursuant to Section 8.4 hereof.

     Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options or Stock Appreciation Rights granted hereunder to provide that the recipient of such Non-qualified Stock Options or Stock Appreciation Rights may transfer any of such Non-qualified Stock Options or Stock Appreciation Rights other than by will or the laws of descent and distribution in any manner authorized under applicable law; provided, however, that in no event may the Committee permit any transfers which would cause this Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the Act, or would cause any recipient of awards hereunder to fail to be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act or be subject to liability thereunder.

                                   ARTICLE 8.

             EFFECT OF TERMINATION OF EMPLOYMENT, RELOCATION EVENT,
                 DISABILITY, RETIREMENT, DEATH OR SPECIAL EVENT

     8.1 General Rule. Except as expressly determined by the Committee in its sole discretion, no Option or Stock Appreciation Rights shall be exercisable after 3 months following the recipient's termination of employment with the Corporation or a subsidiary, unless such termination of employment occurs by reason of (i) a Relocation Event (as defined in Section 8.2), (ii) Retirement (as defined in Section 8.3), (iii) death, or (iv) a Special Event (as defined in
Section 8.5), provided that, in the case of a Special Event, the Committee shall have modified such Option or Stock Appreciation Rights to remain exercisable as provided in Section 8.5.

     Options and Stock Appreciation Rights shall not be affected by any change of employment so long as the recipient continues to be employed by either the Corporation or a subsidiary. The Committee may, in its sole discretion, cause any Option or Stock Appreciation Rights to be forfeited upon an employee's termination of employment if the employee was terminated for one (or more) of the following reasons: (i) the employee's conviction, or plea of guilty or nolo contendere to the commission of a felony, (ii) the employee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary, (iii) an act of dishonesty by the employee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary, (iv) any breach of the employee's fiduciary duties to the Corporation as an employee or officer, or
(v) a serious violation by the employee of a Corporation policy. It shall be within the sole discretion of the Committee to determine whether the employee's termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

     8.2 Relocation Event. Options and Stock Appreciation Rights granted to an employee shall remain outstanding after termination of such employee's employment with the Corporation or a subsidiary, if such termination solely occurs by reason of a "Relocation Event," which shall be deemed to occur if (i) a husband and wife are both current employees of the Corporation, (ii) the Corporation transfers one spouse to a new location, (iii) the Corporation is unable to offer the other spouse a position that is substantially comparable to his or her current position, and (iv) as a result, the other spouse's employment with the Corporation is terminated and the other spouse, as recipient, holds outstanding Options or Stock Appreciation Rights.

     In case of a Relocation Event, the Options or Stock Appreciation Rights held by a terminated employee shall be exercisable for a period equal to the lesser of (i) the period such Options or Stock Appreciation Rights would be exercisable absent the termination of such employee, and (ii) the period such Options or Stock Appreciation Rights would be exercisable if granted to the spouse continuing in the Corporation's employ on the date originally granted to the terminated spouse.

     8.3 Disability or Retirement. Except as expressly provided otherwise in the written agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the Disability or Retirement of a recipient of Options or Stock Appreciation Rights, the Options or Stock Appreciation Rights which are held by such recipient on the date of such Disability or Retirement, whether or not otherwise exercisable on such date, shall be exercisable at any time until the expiration date of the Options or Stock Appreciation Rights; provided, however, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of such Disability or Retirement (or within one (1) year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the Code).

     "Disability" shall mean any termination of employment with the Corporation or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion. "Retirement" shall mean a termination of employment with the Corporation or a subsidiary either (i) on a voluntary basis by a recipient who is at least 60 years of age and has at least 15 years of service with the Corporation or a subsidiary or (ii) otherwise with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

     8.4 Death. In the event of the death of a recipient of Options or Stock Appreciation Rights while an employee of the Corporation or any subsidiary, Options or Stock Appreciation Rights which are held by such employee at the date of death, whether or not otherwise exercisable on the date of death, shall be exercisable by the beneficiary designated by the employee for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee, by the employee's personal representatives, heirs or legatees at any time within three (3) years from the date of death (subject to the limitation in Section 5.7 hereof), at which time such Options or Stock Appreciation Rights shall terminate; provided, however, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of the recipient's death.

     In the event of the death of a recipient of Options or Stock Appreciation Rights following a termination of employment due to Retirement, Disability or a Special Event (as defined in Section 8.5 hereof), if such death occurs before the Options or Stock Appreciation Rights are exercised, the Options or Stock Appreciation Rights which are held by such recipient on the date of termination of employment shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees to the same extent such Options or Stock Appreciation Rights were exercisable by the recipient following such termination of employment.

     8.5 Special Event. In the case of a Special Event, the Committee in its sole discretion may elect to modify all or any lesser number of any Options or Stock Appreciation Rights held by an employee terminated as a result of a Special Event which are or are not exercisable on the date of termination, to provide that any of such Options or Stock Appreciation Rights may continue to be exercisable for the term and in the manner specified therein or for such other term and subject to such other provisions and conditions (including, without limitation, acceleration of the time or times at which any such Options or Stock Appreciation Rights may be exercised) as the Committee shall specify. The Committee shall have the sole discretion to determine the employees to whom and in the manner in which any such modification shall be made. If the Committee does not elect to modify an Option or Stock Appreciation Rights, then only Options and Stock Appreciation Rights currently exercisable at the date of termination shall be exercisable as provided in the first sentence of Section
8.1 hereof.

     A "Special Event" shall mean (i) the sale or other disposition of a subsidiary or division of the Corporation; (ii) the closing or discontinuation of a specific operation of the Corporation or any subsidiary; (iii) the elimination of job categories; or (iv) a limited program of terminations in connection with a personnel reorganization or restructuring of the Corporation or any subsidiary of the Corporation scheduled to be completed on a date certain, provided, however, that only those employees who meet the terms and conditions as established by the Board or the Committee in its discretion shall be eligible to receive accelerated vesting of Options and Stock Appreciation Rights.

     8.6 Leave of Absence. In the case of an employee on an approved leave of absence, the Options and Stock Appreciation Rights of such employee shall not be affected unless such leave is longer than 13 weeks. The date of exercisability of any Options or Stock Appreciation Rights of an employee which are unexercisable at the beginning of an approved leave of absence lasting longer than 13 weeks shall be postponed for a period equal to the length of such leave of absence. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive in writing any such postponement of the date of exercisability of any Options or Stock Appreciation Rights due to a leave of absence.

                                   ARTICLE 9.

                               RESTRICTED SHARES

     9.1 Grant of Restricted Shares. The Committee may from time to time cause the Corporation to grant Restricted Shares under the Plan to employees, subject to such restrictions, conditions and other terms as the Committee may determine.

     9.2 Restrictions. At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

     9.3 Restricted Stock Certificates. The Corporation shall issue, in the name of each employee to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to the employee, as soon as reasonably practicable after the grant. The Corporation, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the employee's benefit until such time as the Restricted Shares are forfeited to the Corporation, or the restrictions lapse.

     9.4 Rights of Holders of Restricted Shares. Holders of Restricted Shares shall not have the right to vote such shares or the right to receive any cash dividends with respect to such shares. All distributions, if any, received by an employee with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 9.

     9.5 Forfeiture. Any Restricted Shares granted to an employee pursuant to the Plan shall be forfeited if the employee terminates employment with the Corporation or its subsidiaries prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Restricted Shares that are forfeited shall be retained in the treasury of the Corporation and available for subsequent awards under the Plan, unless the Committee directs that such Restricted Shares be canceled upon forfeiture. If the employee's employment terminates as a result of his or her Disability, Retirement or death, or a Relocation Event or Special Event, Restricted Shares of such employee shall be forfeited, unless the Committee, in its sole discretion, shall determine otherwise.

     9.6 Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the employee or the employee's beneficiary or estate, as the case may be.

                                  ARTICLE 10.

                               PERFORMANCE SHARES

     10.1 Award of Performance Shares. For each Performance Period (as defined in Section 10.2), Performance Shares may be granted under the Plan to such employees of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to an employee shall be credited to an account (a "Performance Share Account") established and maintained for such employee.

     10.2 Performance Period. "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different employees receiving Performance Shares. Performance Periods may run consecutively or concurrently.

     10.3 Right to Payment of Performance Shares. With respect to each award of Performance Shares under the Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the employee to vest in the Performance Shares which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an employee for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the employee. The Committee may also determine, in its sole discretion, that Performance Shares awarded to an employee shall become partially or fully vested upon the employee's Disability, Retirement or death, or upon a Relocation Event or Special Event, or upon the termination of the employee's employment prior to the end of the Performance Period.

     10.4 Payment for Performance Shares. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 10.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the employee pursuant to Section 10.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the employee an amount with respect to each vested Performance Share equal to the Market Price of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Market Price of a share of Common Stock on the payment date less (ii) the Market Price of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

     10.5 Voting and Dividend Rights. Except as provided in Article 14 hereof, no employee shall be entitled to any voting rights, to receive any cash dividends, or to have his or her Performance Share Account credited or increased as a result of any cash dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a cash dividend by the Corporation on its shares of Common Stock, the Committee, in its sole discretion, may credit an employee's Performance Share Account with additional Performance Shares having an aggregate Market Price equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the cash dividend was declared.

                                  ARTICLE 11.

                               PERFORMANCE UNITS

     11.1 Award of Performance Units. For each Performance Period (as defined in Section 10.2), Performance Units may be granted under the Plan to such employees of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the employee pursuant to Section 11.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an employee shall be credited to an account (a "Performance Unit Account") established and maintained for such employee.

     11.2 Right to Payment of Performance Units. With respect to each award of Performance Units under the Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the employee to vest in the Performance Units which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an employee for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the employee. The Committee may, in its sole discretion, adjust the Performance Objectives or the Initial Value or Ending Value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The Committee may also determine, in its sole discretion, that Performance Units awarded to an employee shall become partially or fully vested upon the employee's termination of employment due to Disability, Retirement, death or otherwise, or upon a Relocation Event or Special Event.

     11.3 Payment for Performance Units. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 11.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the employee pursuant to Section 11.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the employee an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

                                  ARTICLE 12.

                              UNRESTRICTED SHARES

     12.1 Award of Unrestricted Shares. The Committee may cause the Corporation to grant Unrestricted Shares to employees at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

     12.2 Delivery of Unrestricted Shares. The Corporation shall issue, in the name of each employee to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the employee, and shall deliver such certificates to the employee as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

                                  ARTICLE 13.

                              TAX OFFSET PAYMENTS

     The Committee shall have the authority at the time of any award under the Plan or anytime thereafter to make Tax Offset Payments to assist employees in paying income taxes incurred as a result of their participation in the Plan. The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee by all or a portion (as the Committee shall determine) of the taxable income recognized by an employee upon (i) the exercise of Non-qualified Stock Options or Stock Appreciation Rights, (ii) the disposition of shares received upon exercise of Incentive Stock Options, (iii) the lapse of restrictions on Restricted Shares, (iv) the award of Unrestricted Shares, or (v) payments for Performance Shares or Performance Units. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Corporation to assist employees in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payments may be made in either cash or Unrestricted Shares, in the sole discretion of the Committee.

                                  ARTICLE 14.

                   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     Notwithstanding any other provision of the Plan, the Committee may: (i) at any time, make or provide for such adjustments to the Plan or to the number and class of shares available thereunder or (ii) at the time of grant of any Options, Stock Appreciation Rights, Restricted Shares or Performance Shares, provide for such adjustments to such Options, Stock Appreciation Rights, Restricted Shares or Performance Shares, in each case, as the Committee shall deem appropriate to prevent dilution or enlargement of rights, including, without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations and the like.

                                  ARTICLE 15.

                           AMENDMENT AND TERMINATION

     The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to employees under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 14 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.

                                  ARTICLE 16.

                               WRITTEN AGREEMENT

     Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                  ARTICLE 17.

                            MISCELLANEOUS PROVISIONS

     17.1 Tax Withholding. The Corporation shall have the right to require employees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an employee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit an employee to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the employee or (ii) having the Corporation withhold from shares otherwise deliverable to the employee. Shares surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

     17.2 Compliance With Section 16(b). In the case of employees who are or may be subject to Section 16 of the Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to employees who are or may be subject to Section 16 of the Act.

     17.3 Successors. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction and subject to Article 15 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

     17.4 General Creditor Status. Employees shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any employee or beneficiary or legal representative of such employee. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     17.5 No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article 16 hereof, nor the grant of any award, shall confer upon any employee any right to continue in the employ of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such employee's employment at any time.

     17.6 Effect of Reverse Stock Split. The original 50,000 maximum aggregate number of shares of Common Stock available for award under the Plan gave effect to the contemplated 1 for 20 reverse split of the Corporation's Common Stock that was submitted to the Corporation's stockholders for approval at the Corporation's 1995 Annual Meeting of Stockholders.

     17.7 Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if personally delivered to the employee or sent by regular mail addressed (a) to the employee at the employee's address as set forth in the books and records of the Corporation or its subsidiaries, or (b) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Stock Option Committee."

     17.8 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     17.9 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

PROXY

                         TRANSNATIONAL INDUSTRIES, INC.
                This Proxy is solicited by the Board of Directors

                  The undersigned hereby appoints William D. Witter and Charles
H. Holmes, Jr. the proxies of the undersigned with full power of substitution and revocation, to vote and act in his name, place and stead at the Annual Meeting of Stockholders to be held at the offices of William D. Witter, Inc., 153 East 53rd Street, Suite 5100, New York, New York 10022, on Thursday, August 19, 1999 at 10:00 a.m., and at any adjournments thereof, with such powers as the undersigned would have if he were present thereat.

                  UNLESS MARKED TO THE CONTRARY, THE PROXIES SHALL BE DEEMED TO HAVE AUTHORITY TO VOTE "FOR" PROPOSAL 1.

ELECTION OF DIRECTORS (mark only one box)

NOMINEES:         Michael S. Gostomski, Charles H. Holmes, Jr., Charles F.
Huber, Calvin A. Thompson and William D. Witter

                  / /    FOR all nominees listed above

                  / /    AUTHORITY WITHHELD as to all nominees

                  / /    FOR, except vote withheld as to the following
                  nominee(s):  ___________________________________


         UNLESS MARKED TO THE CONTRARY, THE PROXIES SHALL BE DEEMED TO HAVE AUTHORITY TO VOTE "FOR" PROPOSAL 2.

                  / /    FOR Proposal 2

                  / /    AUTHORITY WITHHELD


         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                (Continued and to be signed on the reverse side)

         The shares represented hereby will be voted as directed by this Proxy. If no direction is made, the Proxies will vote such shares FOR the election of all nominees for Director listed under Proposal 1, and FOR the amendment to the Option Plan described in Proposal 2, and such Proxies will vote in accordance with their discretion on such other matters as may properly come before the meeting.



                                               ---------------------------------
                                               Signature of Stockholder




                                               ---------------------------------
                                               Signature if held jointly



                                               Dated:                     , 1999

                                               Please sign exactly as name
                                               appears hereon. When shares are
                                               held by joint tenants, both
                                               should sign. Executors,
                                               administrators, trustees and
                                               other fiduciaries should so
                                               indicate when signing. If a
                                               corporation, please sign in full
                                               corporate name by president, or
                                               other authorized officer. If a
                                               partnership, please sign in
                                               partnership name by authorized
                                               person. This proxy may be mailed,
                                               postage-free, in the enclosed
                                               envelope.